UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2013

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California		92108
(Address of Principal Executive Offices)		(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 7, 2013, Encore Capital Group, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press release dated November 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: November 7, 2013	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 7, 2013